UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2018

KLONDEX MINES LTD.

(Exact name of registrant as specified in its charter)

British Columbia	001-37563	98-1153397
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6110 Plumas Street Suite A

Reno, Nevada 89519

(Address of Principal Executive Offices)

(775) 284-5757

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 4, 2018, Klondex Mines Ltd. (“Klondex,” “we”, “us” or “our”), Hecla Mining Company (“Hecla”) and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla, amended that certain Arrangement Agreement (the “Amendment”) by and among the parties dated March 16, 2018, which was filed as Exhibit 2.1 to Klondex’s Form 8-K filed March 19, 2018 (the “Arrangement Agreement”). Under the terms of the Amendment, the Outside Date (as defined in the Arrangement Agreement) is changed from July 16, 2018 to July 30, 2018. The Amendment also makes certain other immaterial changes to the Plan of Arrangement included as a schedule to the Arrangement Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and the exhibits attached hereto constitute forward-looking statements within the meaning of United States securities laws and forward-looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, identified by words or phrases such as “expects”, “is expected”, “anticipates”, “believes”, “plans”, “projects”, “estimates”, “assumes”, “intends”, “strategy”, “goals”, “objectives”, “potential”, “possible” or variations thereof or stating that certain actions, events, conditions or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved, or the negative of any of these terms and similar expressions) are not statements of historical fact and may be forward-looking statements. Our forward-looking statements involve risks and uncertainties that may cause our actual results to materially differ from such forward-looking statements. These risks and uncertainties include the occurrence of any event that could give rise to the termination of the proposed transaction; the failure to obtain the required shareholder approval or required regulatory clearance for the proposed transaction; and failure to satisfy other conditions to consummating the proposed transaction. Our forward-looking statements are based on the beliefs, expectations and opinions of management as of the date the statements were made. We do not assume any obligation to update our forward-looking statements if circumstances or management’s beliefs, expectations or opinions should change, except as required by law. For the reasons set forth above, investors should not place undue reliance on our forward-looking statements.

Important Additional Information and Where to Find It

In connection with the transaction contemplated under the Arrangement Agreement (the “Proposed Transaction”), Klondex has filed a preliminary proxy statement regarding the Proposed Transaction with the SEC and, once finalized, will file the final proxy statement with the SEC and mail or otherwise provide it to its shareholders. BEFORE MAKING ANY VOTING DECISION, KLONDEX’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE FINAL PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the preliminary and final proxy statement and other documents that Klondex files with the SEC (when available) from the SEC’s website at www.sec.gov and Klondex’s website at www.klondexmines.com. In addition, the preliminary and final proxy statement and other documents filed by Klondex with the SEC (when available) may be obtained from Klondex free of charge by directing a request to Mike Beckstead, Director, Investor Relations, Klondex Mines Ltd., 6110 Plumas Street, Suite A, Reno, Nevada, USA 89519, Phone: 775-284-5757.

None of the Hecla Shares and/or Spinco Shares to be issued pursuant to the Arrangement Agreement have been or will be registered under the Securities Act, or any state securities laws, and such securities are anticipated to be issued in reliance upon the exemption from such registration requirements afforded by Section 3(a)(10) of the Securities Act and applicable exemptions under state securities laws. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Certain Participants in the Solicitation

Klondex, Klondex’s directors and certain of Klondex’s executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Klondex’s shareholders with respect to shareholder approval of the Proposed Transaction. Information regarding the names of Klondex’s directors and executive officers and their respective interests in Klondex by security holdings or otherwise is set forth in Klondex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 14, 2018, as amended by Amendment No. 1 on Form 10-K/A filed on April 30, 2018, and Klondex’s definitive proxy statement for its 2017 Annual and Special Meeting of Shareholders filed with the SEC on April 11, 2017. Additional information regarding the interests of such individuals in the Proposed Transaction is included in the preliminary proxy statement filed on May 23, 2018 and will also be included in the final proxy statement relating to such Proposed Transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Klondex’s website at www.klondexmines.com.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description

2.1	Amending Agreement dated June 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KLONDEX MINES LTD.

Date: June 4, 2018	By:	/s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Chief Financial Officer